Exhibit 99.2

BlueLinx Quarterly Review 2nd Quarter 2013

Slide 2 BlueLinx Holdings Inc.  Forward - Looking Statement Safe Harbor - This presentation includes "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . All of these forward - looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain . Forward - looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward - looking statements . These risks and uncertainties may include, among other things : changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market ; general economic and business conditions in the United States ; the activities of competitors ; changes in significant operating expenses ; changes in the availability of capital ; the ability to identify acquisition opportunities and effectively and cost - efficiently integrate acquisitions ; adverse weather patterns or conditions ; acts of war or terrorist activities ; variations in the performance of the financial markets ; and other factors described in the "Risk Factors" section in our Annual Report on Form 10 - K for the fiscal year ended December 29 , 2012 , and in our other periodic reports filed with the SEC . In addition, the statements in this presentation are made as of July 31 , 2013 . We undertake no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise . These forward - looking statements should not be relied upon as representing our views as of any date subsequent to July 31 , 2013 . Use of Non - GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures . This non - GAAP adjusted financial information is provided as additional information for investors . These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future . These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business . The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States .

Slide 3 Howard Cohen Executive Chairman Opening Remarks

Slide 4 Industry and Market Conditions ▪ End use markets improving: – Continued favorable trends in housing fundamentals experienced through the second quarter – Improved demand for our products and services compared to the year - ago quarter – Second quarter nonseasonally adjusted single - family starts and permits are up 14.0% and 26.9% yr/yr, respectively, pointing to continued improvement in residential construction activity ▪ Structural wood markets have begun to stabilize Quarterly Financials ▪ Revenue Growth: Revenue up $87.6 million or 16.9% to $604.6 million ▪ Margin Performance: Total gross margin 9.1% vs. 12.2% in 2Q ’12 driven by lower structural product gross margins; structural gross margin reduction due to: (1) a significant decrease in structural wood product pricing during the quarter; (2) lower margin structural product sales increased from 41% of revenue to 45%, therefore representing a larger mix of total gross margin ▪ Expense Management: Total operating expenses of $70.7 include $7.3 million in significant special items; after adjusting for significant special items, total operating expenses as of percentage of revenue was 10.5% vs. 11.6% for the year ago quarter Executive Summary

Slide 5 Roadmap: “Path to Profitability” New CEO • BOD search committee actively searching for permanent CEO • Requires seasoned executive with strong sales and operational experience 2Q – 3Q Restructuring • Restructure HQ to only operate with critical resources which provide an immediate return (2Q ‘13) • Sell or close 5 underperforming DC’s in the West (Q3 ‘13) Renew Focus on Specialty Growth Strategy • Higher margins; less price volatility; suited to BXC value proposition • Focus on targeted, growing accounts that serve profitable high - growth markets Gross Margin Improvement • Increasing mix of higher margin specialty products • Reducing impact of price declines in the structural markets through crisper decision making and execution Decentralized Decision Making • Decentralize decision making to better serve local needs and individual markets • Leverage strengths of customer service, timely deliveries and solution - based inventory management Cost Management • Carry forward disciplined approach used throughout housing downturn into the improving housing market • Utilize technology to further manage costs: E - Commerce – E - Store Inventory Management • Leverage state - of - the - art systems and decentralized decision making to ensure highest return on inventory investment • Improve inventory turns Continuous Review of DC’s for Profitability & Returns • Current guidelines in place to review all distribution centers in the BXC network for profitability and acceptable returns Laser - Like Focus • Assigning accountability • Executing with exacting precision

Slide 6 Doug Goforth Chief Financial Officer and Treasurer Quarterly Review

Slide 7 Quarterly Revenue Revenues ($ in millions) 288.9 249.1 270.9 215.7 211.4 196.1 233.5 276.5 307.9 333.5 2Q '12 3Q '12 4Q '12 1Q '13 2Q '13 Variance Analysis $23.2 $27.2 $37.2 Specialty Unit Volume 7.4% YOY $87.6 or 16.9% Structural Unit Volume 12.6% Price/Other $87.6 45% 55% 2Q ‘12 2Q ‘13 59% 41% Vs. Year Ago ▪ Revenue up 16.9% ▪ Specialty sales up 8.3% ▪ Structural sales up 28.2% ▪ Specialty product sales = 55% of total sales % by Product Revenues ($ in millions) 233.1 286.0 264.3 171.0 203.7 265.4 213.9 154.8 206.2 221.4 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty Structural Other $367 $366. $431 $540. $464. Revenues ($ in millions) 233.1 286.0 264.3 171.0 203.7 265.4 213.9 154.8 206.2 221.4 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty Structural Other $367 $366. $431 $540. $464. $604.6 $517.0 $496.8 $440.3 $503.2

Slide 8 2013 YTD Results Revenues ($ in millions) $970.7 $1,107.7 YTD '12 YTD '13 Gross Margin % 12.1% 10.1% YTD '12 YTD '13 Net Loss ($ in million) ($35.0) ($14.7) YTD '12 YTD '13 YTD ‘12 YTD ’13 Variance Reported Operating Expenses $117.6 $132.3 ($14.7) Significant Special Items: Facility consolidation & severance - ($8.2) $8.2 Gain on real estate $0.5 $0.2 $0.3 Gain from property insurance settlement $0.5 - $0.5 Adjusted Operating Expenses $118.6 $124.3 ($5.7) Adjusted Operating Exp as % of Sales 12.2% 11.2% 1.0% Operating Expenses ($ in millions) YOY $137.0 or 14.1% YOY ($20.3) or (137.4%)

Slide 9 Adjusted Net Loss in millions, except for per share amounts June 29, June 30, June 29, June 30, 2013 2012 2013 2012 (unaudited) (unaudited) (unaudited) (unaudited) Pretax loss (22.6)$ (3.5)$ (35.0)$ (14.3)$ Gain from sale of certain properties - - (0.2) (0.5) Gain from property insurance settlement - (0.5) - (0.5) Restructuring inventory reserve 1.0 - 1.0 - Facility restructuring and severance related costs 7.3 - 8.2 - Adjusted pretax loss (14.3) (4.0) (26.0) (15.3) Adjusted benefit from income taxes (5.8) (1.3) (10.1) (5.5) Adjusted net loss (8.5)$ (2.6)$ (15.9)$ (9.8)$ Diluted weighted average shares 84.2 65.5 75.4 65.4 Adjusted diluted net loss per share applicable to common shares (0.10)$ (0.04)$ (0.21)$ (0.15)$ Quarters Ended Six Months Ended

Slide 10 Cash Flows BXC used $37.8 million in operating cash flow for the quarter Unaudited (in million’s) Q212 Q312 Q412 Q113 Q213 TTM 2013 TTM 2012 Cash flows from operating activities: Net loss (3.7)$ 3.1$ (11.4)$ (12.6)$ (22.3)$ (43.2)$ (31.2)$ Adjustments to reconcile net loss to net cash (used in) provided by operations: Depreciation and amortization 2.2 2.1 2.0 2.2 2.2 8.5 9.4 Amortization of debt issuance costs 0.9 0.9 0.9 0.9 0.7 3.5 3.7 Write-off of debt issuance costs - - - 0.1 - 0.1 - Gain from sale of properties - (9.2) (0.2) (0.2) - (9.6) (3.9) Gain from property insurance settlement (0.5) - - - - - (1.7) Changes associated with the ineffective interest rate swap - - - - - - 0.1 Vacant property charges, net (0.1) - - - - - (0.4) Severance charges - - - - 4.3 4.3 - Gain on modification of lease agreement - - - - - - (2.0) Payments on modification of lease agreement - (0.9) - - - (0.9) (5.0) Deferred income tax provision - - - - - - 0.2 Share-based compensation 0.7 0.7 0.7 0.8 3.5 5.7 2.3 Decrease (increase) in restricted cash related to insurance and other 1.0 (0.8) 0.8 (0.4) 0.3 - 1.2 Other 3.8 (1.1) (1.2) 0.3 0.6 (1.4) 3.7 4.3 (5.1) (8.3) (8.9) (10.6) (32.9) (23.6) Changes in working capital: Receivables (4.2) 10.4 34.3 (61.4) (14.1) (30.9) 3.6 Inventories 14.9 15.4 (9.8) (89.6) 1.2 (82.8) (23.0) Accounts payable (36.7) 2.7 (3.7) 64.1 (14.3) 48.8 (16.5) Net cash (used in) provided by operating activities (21.6) 23.4 12.4 (95.8) (37.8) (97.8) (59.3) Cash flows from investing activities: Property and equipment investments (0.9) (0.4) (0.3) (1.0) (2.0) (3.7) (3.2) Proceeds from disposition of assets 0.5 16.6 0.6 0.2 0.2 17.7 11.3 Net cash (used in) provided by investing activities (0.4) 16.3 0.3 (0.8) (1.8) 14.0 8.1 Cash flows from financing activities: Repurchase of shares to satisfy employee tax withholdings - - (0.1) (1.2) (1.7) (3.0) (0.4) Repayments on revolving credit facilities (121.3) (144.3) (127.7) (128.8) (138.0) (538.8) (508.3) Borrowings from revolving credit facilities 150.4 122.7 113.9 199.8 195.6 632.0 526.1 Payments of principal on mortgage (0.6) (0.6) (28.9) (0.6) (3.5) (33.7) (50.2) Payments on capital lease obligations (0.2) (0.2) (1.7) (0.4) (0.4) (2.6) (1.7) (Decrease) increase in bank overdrafts (4.3) 1.2 3.5 (6.3) (8.2) (9.8) 1.9 (Increase) decrease in restricted cash related to the mortgage (2.7) (15.5) 25.5 (3.0) 0.2 7.2 28.4 Debt issuance costs - (0.3) - (2.7) (0.1) (3.1) (4.2) Proceeds from stock offering less expenses paid - - - 39.9 (1.2) 38.7 58.5 Net cash provided by (used in) financing activities 21.3 (37.0) (15.4) 96.7 42.7 87.0 50.3 (Decrease) increase in cash (0.7) 2.7 (2.7) 0.1 3.1 3.2 (0.9) Cash balance, beginning of period 5.9 5.2 7.9 5.2 5.3 5.2 6.1 Cash balance, end of period 5.2$ 7.9$ 5.2$ 5.3$ 8.4$ 8.4$ 5.2$

Slide 11 Debt U.S. Revolver ▪ $90.9 million excess availability as of June 29, 2013 ▪ LIBOR plus 3.25% as of June 29, 2013 ▪ $447.5 million facility with additional $75 million uncommitted accordion facility – Matures April 15, 2016 – Secured by Accounts Receivable and Inventory of Operating Company – No financial performance covenants provided Excess Availability is more than the greater of (A) $31.8 million or (B) the amou nt equal to 12.5% of the lesser of the borrowing base or $65.3 million. The borrowing base as of June 29, 2013 was $382.6 million. Canadian Revolver ▪ $2.1 million excess availability as of June 29, 2013 ▪ LIBOR or Bankers’ Acceptance plus 2.50%; Canadian Prime Loan or U.S. Base Rate plus 1.00% ▪ $10 million facility with additional $5 million uncommitted accordion facility – Matures August 2014 Mortgage (10 Year Term @ 6.35%) ▪ Matures July 2016 ▪ Remaining real estate under the 2006 mortgage appraised at approximately $340 million in June 2006 with a book value of $92.9 mi llion as of December 29, 2012. ▪ LCR Trap is triggered if operating TTM EBITDAR coverage ratio is less than 2.5x for two consecutive quarters ▪ During 3Q 2012 we sold our facility in Newark, CA; the cash received from the sale was reflected in the cash trap at Septembe r 2 9, 2012; On October 1, 2012 $12.8mm of cash from the sale and $11.8mm of cash accumulated in the cash trap was used to pay down the mortg age principal. ▪ An additional $3.66 million of principal was prepaid from funds held in the LCR escrow in fiscal 2012 in accordance with the 12 th mortgage amendment. Additional quarterly principal prepayments will be made from LCR funds until $10 million has been prepaid. The l oan re - amortizes with each prepayment. ▪ Principal – 2013 $4.8 million; 2014 $2.6 million; 2015 $2.7 million; 2016 $191.8 million Debt $ in millions October 1, 2011 December 31, 2011 March 31, 2012 June 30, 2012 September 29, 2012 December 29, 2012 March 30, 2013 June 29, 2013 Revolving Credit Facilities $ 118.5 $ 94.5 $ 177.7 $ 206.7 $ 185.2 $ 171.4 $ 242.4 $ 300.0 Mortgage 246.9 243.2 236.1 235.5 234.9 206.0 205.3 201.8 TOTAL DEBT $ 365.4 $ 337.7 $ 413.8 $ 442.2 $ 420.1 $ 377.4 $ 447.7 $ 501.8 Less:Cash and Cash Equivalents (5.9) (4.9) (5.9) (5.2) (7.9) (5.2) (5.3) (8.4) Mortgage LCR Trap (2.8) (10.0) (7.3) (10.0) (25.6) - (3.0) (2.8) Net Debt $ 356.7 $ 322.8 $ 400.6 $ 427.0 $ 386.6 $ 372.2 $ 439.4 $ 490.6 Excess Availability $ 150.8 $ 118.3 $ 121.9 $ 105.4 $ 112.1 $ 88.0 $ 125.5 $ 93.0 Minimum Required $ 39.3 $ 31.1 $ 43.7 $ 45.6 $ 43.2 $ 38.2 $ 45.4 $ 47.8

Slide 12 Cash Cycle TTM Cash Cycle days at 63, up 2 days sequentially and up 4 days compared to the prior year quarter Cash Cycle Days (in days) 49 49 49 53 53 (27) (26) (25) (28) (26) 37 36 34 36 36 -40 -20 0 20 40 60 80 100 2Q '12 3Q '12 4Q '12 1Q '13 2Q '13 58 59 63 59 61 Cash cycle days equal accounts receivable days + inventory days – accounts payable days using a trailing twelve month average be ginning and ending balance. The days calculations use calendar days. Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6 Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6 Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6

Slide 13 Howard Cohen Executive Chairman

Slide 14 Closing Remarks 2013 focus: – Specialty revenue growth – Gross margin improvement – Aggressive execution of objectives – Strategic restructuring and aggressive cost improvement Long term strategic objectives: – Profitably grow specialty revenues to 60+% of total sales while improving our gross margin performance – Profitably manage structural products during all business cycles – Maintain and increase our specialty market share in the markets that we serve – Continue to reduce core operating costs – Execute with greater speed and effectiveness

Slide 15 Appendix TOPIC PAGE Profit and Loss Statement by Quarter 16 Revenues by Quarter 17 Channel Mix Analysis 18 Unit Volume by Quarter 19 Gross Margin by Quarter 20 Operating Expense by Quarter 21 Structural Product Price Trends 22 Reconciliation of GAAP Debt to Non - GAAP Net Debt 23 Reconciliation of GAAP Net cash used in operating activities to Non - GAAP EBITDA 24 Reconciliation of GAAP Net Loss to Adjusted Net Loss 25

Slide 16 Profit & Loss Statement by Quarter Profit & Loss Statement $ in millions (1) , except per share amounts 2011 2012 2013 TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Sales $ 472.9 $ 391.1 $ 453.7 $ 517.0 $ 496.8 $ 440.3 $ 503.2 $ 604.6 $ 1,755.4 $ 1,907.8 $ 2,044.9 Cost of Goods Sold 414.6 343.2 399.5 453.8 436.3 388.2 446.7 549.5 1,545.3 1,677.8 1,820.7 Gross Profit 58.3 47.9 54.2 63.2 60.5 52.1 56.5 55.1 210.1 230.0 224.2 Gross Margin % 12.3% 12.3% 12.0% 12.2% 12.2% 11.8% 11.2% 9.1% 12.0% 12.1% 11.0% Operating Expenses SG&A 54.5 48.1 56.1 57.1 48.1 54.6 59.4 68.5 207.8 215.9 230.6 D&A 2.6 2.4 2.2 2.2 2.1 2.0 2.2 2.2 10.6 8.5 8.5 Total Operating Expenses 57.1 50.5 58.3 59.3 50.2 56.6 61.6 70.7 218.4 224.4 239.1 Operating Income 1.2 (2.6) (4.1) 3.9 10.3 (4.5) (5.1) (15.6) (8.3) 5.6 (14.9) Interest Expense 7.0 6.8 6.8 7.3 7.3 6.8 7.2 6.9 30.6 28.2 28.2 Changes associated with the ineffective interest rate swap - - - - - - - - (1.8) - - Other Expense/(Income) 0.3 0.1 (0.1) 0.1 - - 0.1 0.1 0.5 - 0.2 Income before Tax (6.1) (9.5) (10.8) (3.5) 3.0 (11.3) (12.4) (22.6) (37.6) (22.6) (43.3) Tax Expense/(Benefit) 0.1 0.8 0.2 0.2 (0.1) 0.1 0.2 (0.3) 1.0 0.4 (0.1) Net Income/(Loss) $ (6.2) $ (10.3) $ (11.0) $ (3.7) $ 3.1 $ (11.4) $ (12.6) $ (22.3) $ (38.6) $ (23.0) $ (43.2) Diluted EPS (2) $ (0.11) $ (0.16) $ (0.17) $ (0.06) $ 0.05 $ (0.17) $ (0.19) $ (0.27) $ (0.82) $ (0.35) $ (0.58) (1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations. (2) Approximately 22.9 million additional shares were issued in the first quarter of 2013 and approximately 28.6 million additional shares were issued in the third quarter of 2011 as part of a rights offerings. 201320122011

Slide 17 Revenues by Quarter Sales $ in millions 2011 2012 2013 TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Specialty $ 291.1 $ 236.4 $ 268.1 $ 307.9 $ 288.9 $ 249.1 $ 270.9 $ 333.5 $ 1,068.2 $ 1,114.0 $ 1,142.4 Structural 186.6 164.9 182.9 215.7 211.4 196.1 233.5 276.5 704.9 806.1 917.5 Other (1) (4.8) (10.2) 2.7 (6.6) (3.5) (4.8) (1.2) (5.4) (17.7) (12.3) (15.0) Total $ 472.9 $ 391.1 $ 453.7 $ 517.0 $ 496.8 $ 440.3 $ 503.2 $ 604.6 $ 1,755.4 $ 1,907.8 $ 2,044.9 (1) Includes cash discounts, service revenue, Canadian conversion, and accruals. 201320122011

Slide 18 Revenue Channel Mix Analysis 2Q12 3Q12 4Q12 1Q13 2Q13 2Q13 Variance from Year Ago Qtr Total Products Warehouse 70.0% 71.8% 72.3% 69.9% 71.0% 1.0% Direct 19.9% 19.5% 19.7% 20.8% 18.2% (1.7%) Reload 10.1% 8.7% 8.0% 9.3% 10.8% 0.7% Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0%

Slide 19 Unit Volume by Quarter 2011 2012 2013 TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Specialty 11.4% 6.6% 12.4% (2.3%) (1.0%) 5.4% 1.5% 7.4% 7.4% 2.9% 3.4% Structural (14.0%) 2.8% 9.4% 0.4% (3.3%) (0.8%) 4.5% 12.6% (15.1%) 1.4% 3.8% Total 0.1% 5.0% 11.2% (1.3%) (1.9%) 2.9% 2.7% 9.5% (2.8%) 2.3% 3.5% 2011 Unit Volume Change 2012 2013

Slide 20 Gross Margin by Quarter Gross Margin $ in millions 2011 2012 2013 TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Specialty (1) $ 38.9 $ 31.5 $ 33.7 $ 41.1 $ 38.1 $ 33.0 $ 35.3 $ 44.6 $ 137.3 $ 145.9 $ 151.0 Structural (1) (2) 17.8 14.6 18.0 20.4 21.0 17.5 20.3 11.1 64.8 76.9 69.9 Other (3) 1.6 1.9 2.5 1.7 1.4 1.6 0.9 (0.5) 8.1 7.2 3.4 Total $ 58.3 $ 48.0 $ 54.2 $ 63.2 $ 60.5 $ 52.1 $ 56.5 $ 55.2 $ 210.2 $ 230.0 $ 224.3 Gross Margin %'s Specialty (1) 13.3% 13.3% 12.6% 13.3% 13.2% 13.3% 13.0% 13.4% 12.9% 13.1% 13.2% Structural (1) (2) 9.6% 8.9% 9.9% 9.5% 9.9% 8.9% 8.7% 4.0% 9.2% 9.5% 7.6% Other (3) n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a Total 12.3% 12.3% 12.0% 12.2% 12.2% 11.8% 11.2% 9.1% 12.0% 12.1% 11.0% (1) Includes product rebates and competitive discounts. (2) Q2 '13 includes LCM reserve charge, net of price protection of $3.0 million (3) Includes cash discounts, Canadian conversion, and accruals. 2011 2012 2013

Slide 21 Operating Expense by Quarter Operating Expense (1) $ in millions 2011 2012 2013 TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Payroll & related $38.3 $35.5 $38.6 $38.5 $37.8 $37.7 $38.9 $38.8 $149.5 $152.6 $153.2 General maintenance 5.3 5.4 5.2 5.5 5.6 5.4 5.6 6.1 21.4 21.7 22.7 Fuel 4.2 3.7 4.1 4.1 3.6 3.6 3.3 3.8 15.8 15.4 14.3 Depreciation and amortization 2.6 2.4 2.3 2.2 2.1 2.0 2.2 2.2 10.5 8.6 8.5 Gain on sale of assets (1.2) (4.4) (0.7) (0.5) (9.2) (1.0) (0.3) (0.3) (13.2) (11.4) (10.8) All Other (2) 7.9 7.9 8.8 9.5 10.4 9.0 11.9 20.1 34.4 37.7 51.3 Total $57.1 $50.5 $58.3 $59.3 $50.3 $56.7 $61.6 $70.7 $218.4 $224.6 $239.2 % of Total Sales 12.1% 12.9% 12.9% 11.5% 10.1% 12.9% 12.2% 11.7% 12.4% 11.8% 11.7% (1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations. (2) Q2 '13 includes $7.3 million in non-recurring restructuring costs. 20132011 2012

Slide 22 Structural Products Price Trend Source: Data from Random Lengths Publications, Inc., updated as of June 29, 2013 Plywood Price Trend 2008-2013 YTD Southern Sheathing 15/32" 4 Ply. West Zone $100 $150 $200 $250 $300 $350 $400 $450 2008Q12008Q22008Q32008Q42009Q12009Q22009Q32009Q42010Q12010Q22010Q32010Q42011Q12011Q22011Q32011Q42012Q12012Q22012Q32012Q42013Q12013Q2 ($/msf - 3/8") Oriented Strand Board Price Trend 2008 - 2013 YTD Oriented Strand Board 7/16" North Central Zone $100 $150 $200 $250 $300 $350 $400 $450 2008Q12008Q22008Q32008Q42009Q12009Q22009Q32009Q42010Q12010Q22010Q32010Q42011Q12011Q22011Q32011Q42012Q12012Q22012Q32012Q42013Q12013Q2 ($/msf - 3/8") Lumber Price Trend 2008 - 2013 YTD Western SPF 2x4 #2 & Btr $100 $150 $200 $250 $300 $350 $400 $450 2008Q12008Q22008Q32008Q42009Q12009Q22009Q32009Q42010Q12010Q22010Q32010Q42011Q12011Q22011Q32011Q42012Q12012Q22012Q32012Q42013Q12013Q2 ($/mbf)

Slide 23 Reconciliation of GAAP to Non - GAAP BlueLinx Holdings Inc. Unaudited Reconciliation of GAAP Debt to Non-GAAP Net Debt in millions June 30, 2012 December 29, 2012 June 29, 2013 (unaudited) (unaudited) (unaudited) Revolving Credit Facilities $ 206.7 $ 171.4 $ 300.0 Mortgage 235.5 206.0 201.8 TOTAL DEBT $ 442.2 $ 377.4 $ 501.8 Less:Cash and Cash Equivalents (5.2) (5.2) (8.4) Mortgage LCR Trap (10.0) - (2.8) Net Debt $ 427.0 $ 372.2 $ 490.6 Excess Availability $ 105.4 $ 88.0 $ 93.0 Minimum Required $ 45.6 $ 38.2 $ 47.8

Slide 24 Reconciliation of GAAP to Non - GAAP BlueLinx Holdings Inc. Unaudited Reconciliation of GAAP Net cash used in operating activities to Non-GAAP EBITDA (1) in millions Six Months Ended June 29, June 30, 2013 2012 GAAP net cash used in operating activities (133.7)$ (110.1)$ Adjustments: Amortization of debt issuance costs (1.7) (1.9) Write-off of debt issuance costs (0.1) - Payments on modification of lease agreement - 5.0 Gain from sale of certain properties 0.2 0.5 Gain from property insurance settlement - 0.5 Vacant property charges, net - 0.1 Severance charges (4.3) - Share-based compensation (4.3) (1.4) Changes in assets and liabilities 113.4 97.0 Interest expense 14.1 14.1 (Benefit from) provision for income taxes (0.1) 0.4 EBITDA (16.5)$ 4.2$ EBITDA (16.5)$ 4.2$ Restructuring inventory reserve 1.0 - Facility restructuring and severance related costs 8.2 - Gain from sale of certain properties (0.2) (0.5) Gain from property insurance settlement - (0.5) Adjusted EBITDA (7.5)$ 3.2$ Change in Adjusted EBITDA (10.7)$ (1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.

Slide 25 Reconciliation of GAAP to Non - GAAP Reconciliation of GAAP Net Loss to Adjusted Net Loss in thousands June 29, June 30, June 29, June 30, 2013 2012 2013 2012 (unaudited) (unaudited) (unaudited) (unaudited) GAAP net loss (22,306)$ (3,706)$ (34,955)$ (14,725)$ Gain from sale of certain properties - 48 (230) (530) Gain from property insurance settlement - (476) - (476) Restructuring inventory reserve 1,000 - 1,000 - Facility restructuring and severance related costs 7,309 - 8,198 - Tax effect of selected charges (3,207) 165 (3,462) 388 Valuation allowance 8,723 1,354 13,524 5,529 Adjusted net loss (8,481)$ (2,615)$ (15,925)$ (9,814)$ Quarters Ended Six Months Ended

Slide 26 www.BlueLinxco.com